NUMBER                                                                    SHARES
  0                                                                          0

                        WIRELESS FRONTIER INTERNET, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                                    CUSIP ______

                                  COMMON STOCK

THIS CERTIFIES THAT               **Specimen**

IS THE OWNER OF                   **Zero (0)**

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE EACH OF

                        WIRELESS FRONTIER INTERNET, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

      WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED ___________________


                                        Countersigned:


                                        ________________________________________
                                        Transfer Agent

                                     (SEAL)


___________________________________     ________________________________________
Secretary                               President

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT        Custodian
                                                                         -------
TEN ENT - as tenants by the entireties                                   (Custodian)              (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors Act of
          survivorship and not as tenants                                __________________________
          in common                                                      (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INDICATE SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________


________________________________________________________________________________
  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________


____________________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________

                                        ________________________________________
                                        NOTICE: The Signature To This
                                        Assignment Must Correspond With The
                                        Name As Written Upon The Face Of The
                                        Certificate In Every Particular,
                                        Without Alteration Or Enlargement Or
                                        Any Change Whatsoever.

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined , and of the authority, if any, of the Board to divide the SHARES into classes or series and tO determine and change the relative rights, preferences and limitations of any class or series. Such Request may be made to the secretary of the corporation or to the transfer agent named on this certificate.

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the signature to the ASSIGNMENT must correspond to the name as written upon the face of this CERTIFICATE In Every Particular, Without Alteration Or Enlargement Or Any Change Whatsoever, and must be GUARANTEED by a commercial bank or trust COMPANY or a member firm of a national or regional or other recognized STOCK exchange in conformance with a signature guarantee medallion program.